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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 14, 1997

                         PENNCORP FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                1-11422                                13-3543540
        (Commission File Number)           (IRS Employer Identification Number)

  745 FIFTH AVENUE, NEW YORK, NEW YORK                   10151
(Address of principal executive offices)              (Zip Code)


                                 (212) 832-0700
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

In August 1997, PennCorp Financial Group, Inc. ("PennCorp", the "Company") announced that it would likely be restating its financial statements. The discussion below, and information contained elsewhere in this Form 8-K, reflect the restated amounts for the periods presented.

PennCorp has restated its financial statements for each of the years in the three year period ended December 31, 1996, as well as the three month period ended March 31, 1997, and the three and six month periods ended June 30, 1997. The restatement resulted from the Company reconsidering certain accounting practices after discussions with the Securities and Exchange Commission Division of Corporation Finance.

The significant changes in accounting practices incorporated in the PennCorp restatement are as follows:

(i)      the methodology for determining deferrable acquisition costs;
(ii)     the amortization methodology of deferred acquisition costs;
(iii)    the recognition of reserve adjustments for interest sensitive products;
(iv) the allocation of purchase consideration associated with certain acquisitions; and
(v)      the consolidation of a majority-owned subsidiary.

In addition, the Company corrected immaterial errors identified in previously issued financial statements.

These consolidated financial statements will become the historical consolidated financial statements of PennCorp and appear herein as Exhibits 99.1, 99.8, and 99.9, respectively.

In addition, the Selected Consolidated Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, Quarterly Consolidated Statements of Income, Financial Schedules and Statement Re Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements have been prepared to give effect to the restatement and appear herein as Exhibits 99.2, 99.3, 99.4, 99.6 and 99.7 respectively.

Southwestern Financial Corporation and subsidiaries ("SW Financial") has restated its financial statements included herein for the years ended December 31, 1996 and 1995, as well as the three month period ended March 31, 1997, and the three and six month periods ended June 30, 1997. The restatement resulted from SW Financial reconsidering certain accounting practices.

The significant accounting practices incorporated in the SW Financial restatement are as follows:

(i)      the recognition of investment income and
(ii)     the allocation of purchase consideration.

These consolidated financial statements will become the historical consolidated financial statements of SW Financial and appear herein as Exhibits 99.5 the year ended December 31, 1996. For the three month period ended March 31, 1997, and the three and six month periods ended June 30, 1997, the restated financial information appears as Note 3 of Notes to Unaudited Consolidated Condensed Financial Statements of the Company contained in Exhibits 99.8 and 99.9, respectively.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

99.1-- The audited consolidated balance sheets of PennCorp Financial Group, Inc. as of December 31, 1996, 1995 and 1994, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three year period ended December
         31, 1996 (As Restated), as described in Item 5 of this Form 8-K.
99.2-- Consolidated financial data of PennCorp Financial Group, Inc. (As Restated), as described in Item 5 of this Form 8-K.
99.3-- Management's Discussion and Analysis of Financial Condition and Results of Operations of PennCorp Financial Group, Inc. (As Restated), as described in Item 5 of this Form 8-K.
99.4-- Quarterly consolidated statements of income of PennCorp Financial Group, Inc. (As Restated), as described in Item 5 of this Form 8-K.
99.5-- The audited consolidated balance sheet of Southwestern Financial Corporation and subsidiaries as of December 31, 1996, and the related consolidated statements of income, stockholders' equity, and cash flows for the year ended December 31, 1996 (As Restated), and the unaudited consolidated balance sheet of Southwestern Financial Corporation and subsidiaries as of December 31, 1995 (As Restated), as described in
         Item 5 of this Form 8-K.
99.6--   The audited financial statement schedules of PennCorp Financial
         Group, Inc. (As Restated).
99.7-- Statement Re Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements (As Restated).
99.8-- The unaudited consolidated condensed financial statements of PennCorp Financial Group, Inc. as of March 31, 1997, and the three month period then ended (As Restated), the related Management's Discussion and Analysis of Financial Condition and Results of Operations of PennCorp Financial Group, Inc. (As Restated) and related Exhibits as described in Item 5 of this Form 8-K.
99.9-- The unaudited consolidated condensed financial statements of PennCorp Financial Group, Inc. as of June 30, 1997, and the three month period then ended (As Restated), the related Management's Discussion and Analysis of Financial Condition and Results of Operations of PennCorp Financial Group, Inc. (As Restated) and related Exhibits as described in Item 5 of this Form 8-K.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNCORP FINANCIAL GROUP, INC.
(The Registrant)

By:      /s/  STEVEN W. FICKES

         Steven W. Fickes
         President and Chief Financial Officer
         (Authorized officer and principal accounting and financial officer of the registrant)


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                       DESCRIPTION OF EXHIBITS

99.1-- The audited consolidated balance sheets of PennCorp Financial Group, Inc. as of December 31, 1996, 1995 and 1994, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three year period ended December
         31, 1996 (As Restated), as described in Item 5 of this Form 8-K.
99.2-- Consolidated financial data of PennCorp Financial Group, Inc. (As Restated), as described in Item 5 of this Form 8-K.
99.3-- Management's Discussion and Analysis of Financial Condition and Results of Operations of PennCorp Financial Group, Inc. (As Restated), as described in Item 5 of this Form 8-K.
99.4-- Quarterly consolidated statements of operations of PennCorp Financial Group, Inc. (As Restated), as described in Item 5 of this Form 8-K.
99.5-- The audited consolidated balance sheets of Southwestern Financial Corporation and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, stockholders' equity, and cash flows for the year ended December 31, 1996 (As Restated), as described in Item 5 of this Form 8-K.
99.6-- The audited financial statement schedules of PennCorp Financial Group, Inc.
99.7-- Statement Re Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements
99.8-- The unaudited consolidated condensed financial statements of PennCorp Financial Group, Inc. as of March 31, 1997, and the three month period then ended (As Restated), the related Management's Discussion and Analysis of Financial Condition and Results of Operations of PennCorp Financial Group, Inc. (As restated) and related Exhibits as described in Item 5 of this Form 8-K.
99.9-- The unaudited consolidated condensed financial statements of PennCorp Financial Group, Inc. as of June 30, 1997, and the three month period then ended (As Restated), the related Management's
         Discussion and Analysis of Financial Condition and Results of Operations of PennCorp Financial Group, Inc. (As restated) and related Exhibits, as described in Item 5 of this Form 8-K.